UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2012

VAMPT AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53998	98-0485668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2212 Queen Anne Avenue N., Seattle, WA 98109
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (800) 508-6149

Coronado Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Effective June 19, 2012, in accordance with approval from the Financial Industry Regulatory Authority (“FINRA”), we changed our name from Coronado Corp. to Vampt America, Inc.

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on June 19, 2012 under our new ticker symbol “VMPT”.  Our new CUSIP number is 92049P 104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAMPT AMERICA, INC.

/s/ Ian Toews
Ian Toews
Chief Executive Officer, Secretary and Treasurer
Date: June 20, 2012